CGM ADVISOR TARGETED EQUITY FUND

Supplement dated December 23, 2015 to the CGM Advisor Targeted Equity Fund Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2015, as may be revised or supplemented from time to time.

On December 23, 2015, the Board of Trustees of Natixis Funds Trust I, on behalf of its series CGM Advisor Targeted Equity Fund (the “Fund”), determined that it would be in the best interests of the Fund to redeem all of the shares outstanding as of February 17, 2016 (the “Liquidation Date”) and then terminate the Fund. The Board considered a number of factors, including that: (i) the Natixis Funds are managed solely by affiliates of Natixis Global Asset Management (“Natixis”) and, effective in early January, 2016, the Fund’s investment adviser, Capital Growth Management Limited Partnership (“CGM”), will cease to be affiliated with Natixis after the sole general partner of CGM – Kenbob, Inc. – completes the purchase of the outstanding units of limited partnership interest in CGM held by Natixis, (ii) due to the unique investment style of the portfolio manager of the Fund, there is no other manager within the Natixis Funds complex that has a similar investment style to propose an appropriate substitute at this time, and (iii) there is no other fund in the Natixis Funds complex that has a similar investment objective, investment strategies and underlying securities such that a merger of the Fund into another fund would be in the best interest of Fund shareholders.

Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Effective at the close of business on December 23, 2015, redemptions will not be subject to any sales charges, including contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. Within approximately thirty (30) days, the Fund will begin selling its positions and will hold its assets in cash or high quality debt securities. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Selling Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Retirement Accounts. Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, NGAM Distribution, L.P. (“NGAM Distribution”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of Loomis Sayles Limited Term Government and Agency Fund at net asset value. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.

Effective at the close of business on December 23, 2015, NGAM Distribution will no longer accept investments in the Fund from new investors. Effective at the close of business on January 29, 2016, NGAM Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.